UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 18, 2025

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55030	90-0893594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 809-4644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

Resignation of Accounting Firm

(a)	On April 18, 2025, Greenway Technologies, Inc., a Texas corporation (the “Company”), received the resignation of Assurance Dimensions, LLC as our independent registered public accountant, effective immediately. The resignation of Assurance Dimensions, LLC was approved by the Board of Directors.

The reports of Assurance Dimensions, LLC on the Company’s financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2024 and 2023 and the subsequent interim period through April 18, 2025,

(i)	there were no disagreements between the Company and Assurance Dimensions, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Assurance Dimensions, LLC’s satisfaction, would have caused Assurance Dimensions, LLC to make reference in connection with its opinion to the subject matter of the disagreement; and

(ii)	there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Assurance Dimensions, LLC with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested that Assurance Dimensions, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of Assurance Dimensions, LLC’s letter, dated April _, 2026, stating that it agrees with such statements.

(b)	On April 20, 2025, the Board of Directors of the Company engaged Stephano Slack, LLC to serve as the Company’s independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2024 and 2023 and through the date the Company selected Stephano Slack, LLC, neither the Company nor anyone on its behalf consulted with Stephano Slack, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Stephano Slack, LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K)..

Item 9.01	Financial Statements and Exhibits.

16.1	Letter from Assurance Dimensions, LLC to the Securities and Exchange Commission dated April 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Greenway Technologies, Inc.

By:	/s/ Ransom B. Jones
Ransom B. Jones
Chief Financial Officer

Date: April 17, 2026